UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO

SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

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☐  Definitive Proxy Statement

☒  Definitive Additional Materials

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V96912-P52599 ATTN: CORPORATE SECRETARY 15 KOCH ROAD, LEGAL DEPARTMENT CORTE MADERA, CA 94925 RH 2026 Annual Meeting Vote by June 17, 2026 11:59 PM ET Vote in Person at the Meeting* June 18, 2026 10:30 AM (Pacific Time) 15 Koch Road Corte Madera, CA 94925 You invested in RH and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 18, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V96913-P52599 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Hilary Krane 02) Katie Mitic 03) Ali Rowghani 2. Advisory vote to approve named executive officer compensation. For 3. Advisory vote on frequency of future advisory votes to approve named executive officer compensation. 1 Year 4. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2026 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.